                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        PUBLISHERS EQUIPMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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
                        PUBLISHERS EQUIPMENT CORPORATION
                        16660 DALLAS PARKWAY, SUITE 1100
                               DALLAS, TEXAS 75248

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 2000

As a shareholder of Publishers Equipment Corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company to be held at Publishers Equipment Corporation, Corporate Headquarters, 16660 Dallas Parkway, Suite 1100, Dallas, Texas, on Friday, June 16, 2000 at 3:00 p.m. for the following purposes:

1.       The election of six directors for a one-year term.

2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on May 1, 2000, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

You are cordially invited to attend the meeting. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a shareholder by notifying the Secretary of the Company in writing at any time prior to its use.

                                           By order of the Board of Directors



                                           Evans Kostas
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Dallas, Texas
May 10, 2000






                             YOUR VOTE IS IMPORTANT.
                 PLEASE EXECUTE AND RETURN PROMPTLY THE ENCLOSED
                      PROXY CARD IN THE ENVELOPE PROVIDED.

                        PUBLISHERS EQUIPMENT CORPORATION
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 2000

TO OUR SHAREHOLDERS:

This Proxy Statement is furnished to shareholders of Publishers Equipment Corporation (the "Company") for use at the Annual Meeting of Shareholders on June 16, 2000, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy (as provided herein). Unless a contrary choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the front side of the proxy card. The record of shareholders entitled to vote at the Annual Meeting was taken at the close of business on May 1, 2000. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to shareholders is May 10, 2000. The principal executive offices of the Company are located at 16660 Dallas Parkway, Suite 1100, Dallas, Texas 75248.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Six Directors are proposed to be elected at the Annual Meeting. Each Director will serve until the next Annual Meeting of Shareholders or until a successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the nominees listed in the table that follows, except where authority is withheld by the shareholder. All nominees are presently members of the Board of Directors.

If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named below will be unable to serve.

                                                            Year First
                                                              Became
                                           Age               Director
                                           ---               --------
         Simon Bonnier (b)                  70                  1984
         James K. Feeney (a,b)              63                  1986
         Robert S. Hamilton (a,b)           73                  1979
         Evans Kostas (a)                   65                  1984
         Ole B. Rygh (c)                    56                  1988
         Reinhart Siewert (c)               62                  1988


----------------------
a - Member of the Executive Committee
b - Member of the Compensation/Option Committee c - Member of the Audit Committee

Mr. Bonnier currently serves as a Director of AB Bonnierforetagen, a Swedish conglomerate having primary business activities in book/magazine publishing and film production/distribution. Other business interests include manufacture of furniture and graphic arts equipment. Mr. Bonnier has served in this capacity since 1965.

Mr. Feeney is currently President and Treasurer of Windmoeller & Hoelscher Corporation, a manufacturer of flexographic printing presses for packaging, a position he has held since December 1977.

Mr. Hamilton retired from Publishers Equipment Corporation October 31, 1990, after having served in various executive capacities with the Company during the twelve years prior to that date.

Mr. Kostas has served as Chairman of the Board, President and Chief Executive Officer of the Company since February 1985. From September 1984 until February 1985, Mr. Kostas served as Chief Operating Officer of the Company.

Mr. Rygh currently serves as President and Chief Executive Officer of Ryson International, Inc., a supplier of material handling equipment and systems to the printing industry, a position he has held since September 1995. From December 1993 to August 1995, Mr. Rygh served as President and Chief Executive Officer of IDAB, Incorporated, a supplier of material handling equipment and systems to the printing industry.

Mr. Siewert currently serves as President of Koenig & Bauer AG, a German manufacturer of newspaper and commercial printing presses, a position he has held since July 1995. For the prior fifteen years Mr. Siewert served as Executive Vice-President-Finance of Koenig & Bauer AG.

In connection with the Company's acquisition of King Press Corporation in 1984, the Company agreed to use its best efforts to cause two seats on its Board of Directors to be filled by persons designated by AB Bonnierforetagen, as long as it and its affiliates own at least 15% of the shares of Common Stock of the Company. Main Line Developments Limited of Hamilton, Bermuda, an affiliate of AB Bonnierforetagen, owns in excess of 15% of the shares of Common Stock of the Company. Mr. Bonnier and Mr. Rygh currently serve as Directors at the request of Main Line Developments Limited.

In connection with the Company's issuance of the Company's Common Stock in a private placement to Koenig & Bauer-Albert AG in October 1988, the Company agreed to use its best efforts to cause one seat on its Board of Directors to be filled by a person designated by Koenig & Bauer-Albert AG as long as it owns at least 15% of the shares of Common Stock of the Company. Mr. Siewert currently serves as a Director at the request of Koenig & Bauer-Albert AG.

CERTAIN INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES OF THE
BOARD

The Board of Directors of the Company held four formal meetings during 1999. The Board's Audit Committee held one formal meeting. The Board's Executive Committee and Compensation/Option Committee did not meet during 1999. Each of the Directors who are nominated in this Proxy Statement and who served during 1999 as a Director or as a member of the Compensation/Option Committee, the Executive Committee or the Audit Committee attended at least 75% of the total number of such meetings during 1999 during the period in which they served as Director.

At the beginning of each fiscal year, each Director who is not an employee of the Company individually elects his form of compensation for each Meeting of the Board of Directors attended from three options:

         Option 1:         $500 cash and a stock option for 500 shares of
                           the Company's Common Stock.

         Option 2:         $1,000 cash.

         Option 3:         A stock option for 1,000 shares of the Company's
                           Common Stock.

In addition, at the beginning of each fiscal year the Chairman designated for each Committee who is not an employee of the Company individually elects his form of compensation for each Meeting of the Committee attended that is not concurrent with a Meeting of the Board of Directors from two options:

         Option 1:         A stock option for 250 shares of the Company's
                           Common Stock.

         Option 2:         $250 cash.

The exercise price of options granted to Directors is based on the fair market value of the Company's Common Stock at the time of each Meeting.

For 2000, one of the nominees to the Board of Directors elected Option 1, three elected Option 2 and one elected Option 3 for compensation to be received for each Board of Directors meeting attended. For compensation to be received as Committee Chairman in 2000, one non-employee Chairmen chose Option 1 and one non-employee Chairman chose Option 2 for each Committee Meeting attended that is not concurrent with a Board of Directors Meeting. These elections are irrevocable for 2000.

The Compensation/Option Committee recommends compensation/option arrangements for the Company's officers. The Executive Committee serves primarily as an advisor to management. The Audit Committee provides supervision of the auditing process. See the table on page 1 for information as to the members of such committees. The Company does not have a nominating committee of the Board of Directors, or any other committee that performs similar functions.

For information on the security ownership of management and executive compensation, see pages 4 to 7 of this Proxy Statement.


           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The total outstanding capital stock of the Company as of May 10, 2000, consisted of 5,249,321 shares of Common Stock, no par value (the "Common Stock"). All outstanding shares of Common Stock are entitled to one vote per share. Under the terms of the Articles of Incorporation of the Company, cumulative voting is not permitted.

As of May 10, 2000, the Company's officers and nominees to the Board of Directors, as a group (7 persons), owned beneficially 271,570 shares or 5.1% of the issued and outstanding shares of Common Stock (including 158,242 shares subject to options), as set forth in the following table:


      Name Of             Class      Amount and Nature
    Beneficial             Of         of Beneficial         Percent
       Owner              Stock        Ownership(1)        of Class
    ----------            -----      -----------------     --------

  Simon Bonnier        Common Stock         1,000(2)           *
  James K. Feeney      Common Stock           750              *
  Robert S. Hamilton   Common Stock         8,997              *
  Evans Kostas         Common Stock       232,422(3)          4.3%
  Ole B. Rygh          Common Stock         1,000(4)           *
  Reinhart Siewert     Common Stock         1,000(5)           *

  Directors and
   Executive Officers
   As A Group
   (7 Persons)         Common Stock       271,570             5.1%



(*)      Less than 1%.

(1)      Sole voting and investment power.

(2)      Consists of 1,000 shares subject to Options.

(3)      Includes 132,242 shares subject to Options.

(4)      Consists of 1,000 shares subject to Options.

(5)      Consists of 1,000 shares subject to Options.

The following table sets forth as of May 10, 2000, each stockholder known to management of the Company to own beneficially more than 5 percent of the Company's outstanding shares of Common Stock.

 Name and Address        Class Of     Amount and Nature of     Percent
 of Beneficial Owner      Stock       Beneficial Ownership(1)  of Class
 -------------------      -----       -----------------------  --------

 Main Line
 Developments Limited  Common Stock        1,739,931             33.0%
 Cedar House
 41 Cedar Avenue
 Hamilton HM12
 Bermuda

 Koenig & Bauer AG     Common Stock        1,204,500             23.0%
 Postfach 6060
 Friedrich-Koenig-
 Str. 4
 97080 Wurzburg 1
 Germany


(1)      Sole voting and investment power.

On April 6, 1990, the Company issued 145,349 shares of its non-voting Series A Convertible Preferred Stock, no par value (the "Preferred Stock"), to AB Bonnierforetagen in connection with the Company's purchase of the shares of Solna Gruppen AB. On each January 1, 1991, 1992, 1993, 1994, 1995, 1996, 1997,
1998, 1999 and 2000, 14,534 shares of the Preferred Stock converted to Common Stock. As a result of the foregoing and the repurchase of 9 shares of Preferred Stock for cash, there are currently no shares of Preferred Stock outstanding. No other shares of the Preferred Stock of the Company are issued or outstanding.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than ten percent Shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no forms were required for those persons, the Company believes that during the fiscal year ending December 31, 1999, its officers, directors and greater than ten percent Shareholders have complied with all applicable Section 16(a) filing requirements with respect to the Company's equity securities.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of Executive Officers of the Company whose total annual salary and bonus for the fiscal year ended December 31, 1999, exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                           Long Term
                             Annual Compensation Awards  Compensation
                             --------------------------  ------------

           (a)           (b)       (c)         (d)          (g)

       Name and                                           Options/
   Principal Position   Year    Salary ($)   Bonus ($)    SARs (#)
   ------------------   ----    ----------   ---------    --------

   CEO, Evans Kostas    1999     194,500        --           --
                        1998     194,500        --           --
                        1997     165,000      49,500      132,242
                        1996     165,000      29,184         --



The remuneration described in the above table does not include the cost to the Company of benefits furnished to the named executive officer, including premiums for health insurance, personal use of Company automobile and other personal benefits provided to such individual that are extended in connection with the conduct of the Company's business. The value of such benefits cannot be precisely determined, but the executive officer named above did not receive other compensation in excess of the lesser of $50,000 or 10% of such officer's cash compensation in any of the last three years.

The following table sets forth information concerning the number of unexercised options held by the named Executive Officer at the end of the fiscal year ended December 31, 1999:


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FY-END OPTION/SAR VALUES

                (a)                           (d)
                                           Number of
                                          Unexercised
                                          Options/SARs
                                          At FY-End(#)
                                          ------------

                                           Exercisable/
               Name                       Unexercisable
               ----                       -------------

        CEO, Evans Kostas                   132,242/
                                               --

No stock options were granted to the named Executive Officer during the year ended December 31, 1999. No options were exercised by the named Executive Officer during 1999.

EMPLOYMENT AGREEMENTS: The Company has an employment agreement with Mr. Hamilton that provides a retirement benefit of $30,000 per year for a period of 15 years following his October 31, 1990 retirement. The retirement benefit is reduced in the event of Mr. Hamilton's death before the expiration of the 15 year period, and ceases in the event that Mr. Hamilton is not survived by his spouse.

401(K) PLAN: On October 1, 1984, the Company established a 401(K) Plan. The 401(K) Plan provides for voluntary contributions from participating employees. A participant may elect to make contributions up to the maximum permissible amount (the lesser of $30,000 or 25% of the participant's annual compensation) on a before tax basis. The 401(K) Plan was amended on December 28, 1987, to allow the Company to make voluntary contributions to eligible employees' accounts at the discretion of the Company. There were no Company contributions to the 401(K) Plan during the fiscal year ended December 31, 1999.

INCENTIVE COMPENSATION PLAN: The Company has implemented an Incentive Compensation Plan for certain officers of the Company and King Press Corporation, a wholly-owned subsidiary of the Company. Under the Incentive Compensation Plan, an incentive bonus based upon a percentage of the participant's base compensation will be paid to a participant if the Company or King Press Corporation achieves certain levels of targeted after-tax profits. The Incentive Compensation Plan is administered by the Compensation/Option Committee. There were no payments under the Incentive Compensation Plan during the fiscal year ended December 31, 1999.

STOCK OPTION PLAN: In June 1981, the Board of Directors adopted and the shareholders of the Company approved the Publishers Equipment Corporation Stock Option Plan ("Plan"). The Plan is currently administered by the Compensation/Option Committee of the Board. The Plan was amended in April 1989 to increase the number of shares authorized for grant under the Plan and extend the expiration date of the Plan. The Plan was amended in 1994 and 1998 to extend the expiration date of the Plan. The Plan as amended provides for the grant of stock options to key employees covering a maximum of 500,000 shares of Common Stock, subject to certain adjustments upon the subdivision or consolidation of shares. Under the Plan, the exercise price per share of a stock option cannot be less than the greater of $0.25 per share or the fair market value per share on the date the option is granted, provided that an employee owning directly or indirectly more than 10% of the total combined voting power of all classes of stock of the Company may not be issued a stock option unless the exercise price per share is at least 110% of the fair market value per share on the date the option is granted. The Plan further provides that the exercise period cannot exceed ten years (or five years if the optionee owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company).

The Plan permits the grant in any calendar year of incentive options greater than $100,000 aggregate market value provided that no more than $100,000 aggregate market value are exercisable for the first time in any single calendar year. Unless terminated earlier by the Board of Directors, the Plan will expire April 26, 2004.

No stock options were granted to Executive Officers during the year ended December 31, 1999. No Options were exercised during 1999.


                              CERTAIN TRANSACTIONS

During 1999, the Company paid interest to Windmoller & Holscher totalling $14,349 under a $1,000,000 Convertible Subordinated Note due December 2000 with a floating interest rate based on the publicly quoted German prime rate. Mr. Feeney, a Director of the Company, is the President and Treasurer of Windmoeller & Hoelscher Corporation, a Delaware Corporation and wholly-owned subsidiary of Windmoller & Holscher of Germany.


                                    AUDITORS

Arthur Andersen LLP, independent certified public accountants, were the independent auditors for the fiscal year ended December 31, 1999.
Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of stock.


                              REVOCABILITY OF PROXY

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke a proxy at any time prior to the voting thereof by written notice thereof addressed to Roger R. Baier, Secretary, Publishers Equipment Corporation, 16660 Dallas Parkway, Suite 1100, Dallas, Texas 75248; however, no such revocation shall be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                            PROPOSALS OF SHAREHOLDERS

A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's Annual Meeting of Shareholders in 2000, and received at the Company's executive offices no later than January 5, 2001 will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

A copy of the Company's 1999 Annual Report, containing audited financial statements, accompanies this Proxy Statement. The annual report does not constitute a part of the proxy solicitation material.

                                           By order of the Board of Directors



                                           Evans Kostas
                                           Chairman of the Board,
                                           President and Chief Executive Officer


May 10, 2000

                        PUBLISHERS EQUIPMENT CORPORATION

       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS AT
                        3:00 P.M., FRIDAY, JUNE 16, 2000
            PUBLISHERS EQUIPMENT CORPORATION - CORPORATE HEADQUARTERS
                        16660 DALLAS PARKWAY, SUITE 1100
                               DALLAS, TEXAS 75248

The undersigned shareholder of Publishers Equipment Corporation (the "Company") hereby appoints Evans Kostas and Roger R. Baier, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated annual meeting and at any adjournment(s) thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE OTHER SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM 1, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE OTHER SIDE. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

THIS PROXY IS REVOCABLE ANY TIME BEFORE IT IS EXERCISED.



                         (PLEASE SIGN ON THE OTHER SIDE)

                        PUBLISHERS EQUIPMENT CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

The Board of Directors recommends a vote FOR proposal 1.


1.       Election of Directors

         NOMINEES: SIMON BONNIER, JAMES K. FEENEY,                                       FOR
         ROBERT S. HAMILTON, EVANS KOSTAS, OLE B. RYGH,       FOR     WITHHELD       all except
         REINHART SIEWERT                                     [ ]       [ ]               [ ]
                                                                                                           ------------------
                                                                                                           Nominee Exceptions
2.       Or any other business which may properly come before the meeting;                                 (INSTRUCTION: To
         hereby revoking any proxy or proxies heretofore given by the                                      withhold authority
         undersigned.                                                                                      to vote for any
                                                                                                           individual nominee(s)
                                                                                                           write that nominee's
                                                                                                           name on the space
                                                                                                           provided above.)



                                                                               Receipt herewith of the Company's 1999 Annual
                                                                               Report and Notice of Meeting and Proxy Statement
                                                                               is hereby acknowledged.

                                                                               BE SURE TO ENTER DATE

                                                                               Dated:__________________________, 2000

                                                                               --------------------------------------

                                                                               --------------------------------------
                                                                                   (Signature of Shareholder(s))

                                                                               Joint owners must each sign. Please
                                                                               sign your name EXACTLY as your name(s)
                                                                               appear(s) on this card. When signing as
                                                                               attorney, trustee, executor, administrator,
                                                                               guardian or corporate officer, please give
                                                                               your FULL title.

                                                                                 (PLEASE SIGN, DATE, AND MAIL TODAY)